Exhibit 10.21

WARRANT EXCHANGE AGREEMENT

(2009)

by and among the

EXCHANGING WARRANTHOLDERS

and

TORNIER B.V.

Dated as of May 25, 2010

SCHEDULES

Schedule 1	Warrantholders

EXHIBITS

Exhibit A	Deed of Issue

Exhibit B	Deed of Transfer

Exhibit C	Form of Exchanging Warrantholder Power of Attorney

Exhibit D	Form of Exchanging Warrantholder Authority Declaration

WARRANT EXCHANGE AGREEMENT
(2009)

This WARRANT EXCHANGE AGREEMENT (this “Agreement”) is made effective as of this 25th day of May, 2010, by and among Tornier B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijikheid) organized under the laws of the Netherlands with corporate seat in Amsterdam (the “Issuer”), the warrantholder parties hereto that have executed a signature page to this Agreement (such warrantholders, collectively, the “Exchanging Warrantholders”), Stichting Administratiekantoor Tornier, a foundation organized under the law of the Netherlands (“STAK”), and Medtronic Bakken Research Center B.V. (“Medtronic” in its capacity as the Warrantholder Majority).

RECITALS

A.                                   WHEREAS, the Issuer issued the Warrants to the Warrantholders pursuant to the Warrant Agreement.

B.                                     WHEREAS, all the Exchanging Warrantholders desire to contribute and transfer all of their Rights and Warrants to the Issuer in exchange for the number of Issuer Shares calculated in accordance with this Agreement (collectively, the “Exchange Shares”), and the Issuer desires to accept such contribution and issue the Exchange Shares to the Exchanging Warrantholders.

C.                                     WHEREAS, the board of managing directors of the Issuer has approved, and the Warrantholder Majority hereby approves, the contemplated transfer of each Exchanging Warrantholder’s Rights and Warrants to the Issuer.

D.                                    WHEREAS, each Exchanging Warrantholder, other than Medtronic, TMG Holdings Coöperatief U.A., KCH Stockholm AB, Split Rock Partners, L.P., and Douglas Kohrs (the “Non-STAK Exchanging Warrantholders”), will immediately deposit their Exchange Shares in STAK.

AGREEMENT

NOW THEREFORE, in consideration of the above recitals, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.

“Act” has the meaning set forth in Section 7(f) of this Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Applicable Securities Laws” means collectively, the Act, any U.S. state securities laws or any non-U.S. securities laws.

“Closing Documents” means, collectively, this Agreement, each Exchanging Warrantholder Power of Attorney, each Exchanging Warrantholder Authority Declaration, the Issuer Power of Attorney, the STAK Power of Attorney, the Contribution Description, the Deed of Issue and the Deed of Transfer.

“Contribution Description” has the meaning set forth in Section 6(b)(iii) of this Agreement.

Execution Version

“Deed of Issue” means a notarial deed of issue of Exchange Shares to the Exchanging Warrantholders, in the form as attached hereto as Exhibit A.

“Deed of Transfer” means a notarial deed of transfer of the Exchange Shares to STAK in exchange for depositary receipts, in the form as attached hereto as Exhibit B.

“Depositary Receipts” has the meaning set forth in Section 3 of this Agreement.

“Dutch Notary” means a Dutch civil law notary holding office with Stibbe N.V.

“Exchange Ratio” means 0.6410.

“Exchange Shares” has the meaning set forth in Recital B of this Agreement.

“Exchange Transactions” means the transactions set forth in Section 2(a) of this Agreement.

“Exchanging Warrantholder Authority Declaration” has the meaning set forth in the Section 6(a)(iii) of this Agreement.

“Exchanging Warrantholder Power of Attorney” has the meaning set forth in Section 6(a)(ii) of this Agreement.

“Exchanging Warrantholders” has the meaning set forth in the preamble to this Agreement.

“Issuer Power of Attorney” has the meaning set forth in Section 6(b)(ii) of this Agreement.

“Issuer Share” means a share in the share capital of the Issuer, each with a nominal value of €0.01.

“Issuer” has the meaning set forth in the preamble to this Agreement.

“Lien” means any mortgage, pledge, line, encumbrance, charge, restriction, claim or other security interest.

“Medtronic” has the meaning set forth in the preamble to this Agreement.

“Non-STAK Exchanging Warrantholders” has the meaning set forth in Recital D of this Agreement.

“Rights and Warrants” means, with respect to each Warrantholder, all of such Warrantholder’s rights under the Warrant Agreement, including the Warrants granted to such Warrantholder, which collectively have a value at least equal to the nominal value of all of the Exchange Shares issued to the Warrantholders; provided, however, that if the Exchanging Warrantholder is the Warrantholder Majority, then such Exchanging Warrantholder’s Rights and Warrants do not include the Warrantholder Majority Rights.

“Securityholders’ Agreement” means that certain Securityholders’ Agreement dated as of July 18, 2006, by and among the Investors (as defined therein) and the Company (as defined therein), as amended.

“STAK Deposit Transactions” has the meaning set forth in Section 3 of this Agreement.

“STAK Power of Attorney” has the meaning set forth in Section 6(c)(ii) of this Agreement.

“STAK” has the meaning set forth in the preamble to this Agreement.

“Warburg Pincus” has the meaning set forth in the preamble to this Agreement.

“Warrant Agreement” means that certain Warrant Agreement dated April 3, 2009, by and between the Issuer and the Warrantholders.

“Warrantholder Majority Rights” means those rights expressly and exclusively granted to the Warrantholder Majority in the Warrant Agreement.

“Warrantholder Majority” means the Warrantholder Majority as defined in the Warrant Agreement.

“Warrantholders” means each Warrantholder (as defined in the Warrant Agreement), all as identified on Schedule 1 attached hereto.

“Warrants” means the Warrants as defined in the Warrant Agreement.

2.                                       Exchange of Rights and Warrants for Exchange Shares.

(a)                                  Contribution and transfer.  In reliance on the representations and warranties of the Issuer set forth in this Agreement, and subject to all of the terms and conditions herein, each Exchanging Warrantholder that is a party to the Warrant Agreement hereby irrevocably contributes, assigns and otherwise transfers to the Issuer all of such Exchanging Warrantholder’s Rights and Warrants and the Issuer hereby accepts and assumes the Rights and Warrants and will immediately issue to each such Exchanging Warrantholder the number of Exchange Shares equal to the Exchange Ratio multiplied by the number of Warrants held by such Exchanging Warrantholder rounded down to the nearest whole number, and no fractional shares shall be issued there thereon (collectively, the “Exchange Transactions”).  The number of Exchange Shares to be issued to each Exchanging Warrantholder is set forth on Schedule 1 attached here.

(b)                                 Acknowledgement.  The Issuer acknowledges the transfer of Warrants under the Exchange Transactions pursuant to this Agreement and undertakes to promptly record such transfer in the Issuer’s warrant register.

3.                                       STAK Depositary Receipts.  Immediately following the Exchange Transactions, each Exchanging Warrantholder, other than the Non-STAK Exchanging Warrantholders, will transfer their Exchange Shares to STAK to be held for the benefit of such Exchanging Warrantholder, and STAK will issue corresponding depositary receipts to each such Exchanging Warrantholder (the “Depositary Receipts”), which Depositary Receipts will have the same nomination and nominal value as the Exchange Shares transferred by each such Exchanging Warrantholder to STAK, and which Depositary Receipts will be governed by STAK’s prevailing trust conditions (the “STAK Deposit Transactions”).

4.                                       Warrant Agreement and Warrantholder Majority.  Pursuant to the Warrant Agreement, the Warrantholder Majority hereby consents to the transfer of each Exchanging Warrantholder’s Rights and Warrants to the Issuer under this Agreement.  For purposes of this Agreement, the consent of the Warrantholder Majority will be deemed to have been given immediately prior to the Exchange Transactions.  The Warrantholder Majority and the Issuer hereby acknowledge and agree that immediately following the Exchange Transactions, the Warrant Agreement will remain in full force and effect with respect to those Warrantholders, if any, who do not execute this Agreement or otherwise exercise such Warrantholder’s Warrants.  Consequently, Medtronic will continue to constitute the

Warrantholder Majority and retain all of the Warrantholder Majority Rights.  To the extent necessary, this Section 4 is deemed to be an amendment of the Warrant Agreement to this effect.

5.                                       Tax Consequences.  The parties hereto acknowledge and agree that the U.S. and Dutch tax consequences of the transactions contemplated in this Agreement, including the Exchange Transactions and the STAK Deposit Transactions, may vary depending upon the current percentage of ownership in Issuer of each Exchanging Warrantholder and any other facts, circumstances and considerations relevant for tax purposes, specific to each Exchanging Warrantholder.  Each Exchanging Warrantholder acknowledges and agrees that it will determine and be responsible for its own U.S., Dutch and other tax consequences.  Each of the Issuer and STAK hereby disclaim any responsibility for, and shall not be liable or obligated in any way for the U.S., Dutch or other tax consequences applicable to any Exchanging Warrantholder arising from the transactions contemplated by this Agreement, including the Exchange Transactions and the STAK Deposit Transactions.

6.                                       Closing Documents and Deliveries.

(a)                                  Exchanging Warrantholder Deliveries.  Upon execution of this Agreement, each Exchanging Warrantholder will deliver to the Issuer and STAK the following with respect to such Exchanging Warrantholder:

(i)                                     this Agreement, duly executed by the Exchanging Warrantholder;

(ii)                                  a power of attorney, duly executed by the Exchanging Warrantholder, in the form attached hereto as Exhibit C (the “Exchanging Warrantholder Power of Attorney”), authorizing the Dutch Notary to execute the Deed of Issue in respect of the Exchange Transaction and to execute the Deed of Transfer in respect of the STAK Deposit Transaction, if applicable, in each case with respect to the Exchanging Warrantholder; and

(iii)                               an authority declaration for each non-individual Exchanging Warrantholder in the form attached hereto as Exhibit D (the “Exchanging Warrantholder Authority Declaration”), certifying that the individual signatory for the Exchanging Warrantholder is authorized to execute the Exchanging Warrantholder Power of Attorney on behalf of the Exchanging Warrantholder.

(b)                                 Issuer Deliveries.  Upon execution of this Agreement, the Issuer will deliver to the Exchanging Warrantholders and STAK:

(i)                                     this Agreement, duly executed by the Issuer;

(ii)                                  a power of attorney, duly executed by the Issuer, authorizing the Dutch Notary to execute the Deed of Issue in respect of the Exchange Transaction and to execute the Deed of Transfer in respect of the STAK Deposit Transactions, where applicable, (the “Issuer Power of Attorney”); and

(iii)                               a description of the contribution of Rights and Warrants being exchanged for the Exchange Shares (the “Contribution Description”).

(c)                                  STAK Deliveries.  Upon execution of this Agreement, STAK will deliver to the Exchanging Warrantholders and the Issuer:

(i)                                     this Agreement, duly executed by STAK; and

(ii)                                  a power of attorney, duly executed by STAK, authorizing the Dutch Notary to execute the Deed of Transfer in respect of the STAK Deposit Transactions (the “STAK Power of Attorney”).

7.                                       Representations and Warranties of Each Exchanging Warrantholder.  Each Exchanging Warrantholder, individually and not for the other Exchanging Warrantholders, hereby represents and warrants to the Issuer and STAK (where applicable) as of the date hereof, understanding that the Issuer’s agreement to issue the Exchange Shares to such Exchanging Warrantholder and STAK’s agreement to issue the Depositary Receipts (where applicable) is predicated in part on these representations and warranties:

(a)                                  Title to Warrants.  Each Exchanging Warrantholder is the sole record and beneficial owner of the Exchanging Warrantholder’s Warrants, free and clear of any Liens other than those imposed by any Applicable Securities Laws.

(b)                                 Authority; Organization; Good Standing.

(i)                                     If the Exchanging Warrantholder is an individual, such Exchanging Warrantholder has full legal capacity, power and authority to execute and deliver this Agreement, the Exchanging Warrantholder Power of Attorney and to perform the Exchanging Warrantholder’s obligations hereunder and thereunder.

(ii)                                  If the Exchanging Warrantholder is a corporate entity, such Exchanging Warrantholder (A) is a corporation, limited partnership or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its incorporation, formation or organization, (B) has full corporate, partnership or limited liability company, as applicable, power and authority to execute and deliver this Agreement, the Exchanging Warrantholder Power of Attorney and to perform the Exchanging Warrantholder’s obligations hereunder and thereunder, and (C) the execution, delivery and performance of this Agreement and all other agreements and documents contemplated hereby has been duly authorized by the Exchanging Warrantholder.

(iii)                               This Agreement and each of the Closing Documents required to be executed by the Exchanging Warrantholder has been duly and validly executed and delivered by the Exchanging Warrantholder and constitutes a legal, valid and binding obligation of the Exchanging Warrantholder, enforceable against the Exchanging Warrantholder in accordance with its terms, subject, as to the enforcement of remedies, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors and general principles of equity.

(c)                                  Non-Contravention.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Exchanging Warrantholder is subject, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Exchanging Warrantholder is bound or to which any of its assets are subject, or (iii) result in the imposition or creation of a Lien upon or with respect to the Rights and Warrants being contributed by the Exchanging Warrantholder.  The Exchanging Warrantholder does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated in this Agreement, including the Exchange Transactions and the STAK Deposit Transactions.

(d)                                 Domicile.  The Exchanging Warrantholder’s principal domicile is the state in the United States, or the country, in each case as set forth below the Exchanging Warrantholders’s name on its signature page to this Agreement, and the offer and acceptance regarding the Exchanging Warrantholders’s Exchange Shares occurred in that state or country.

(e)                                  Information.  The Exchanging Warrantholder has such knowledge and experience in financial and business matters that the Exchanging Warrantholder is capable of evaluating the merits and risks of the investment to be made by the Exchanging Warrantholder hereunder.  The Exchanging Warrantholder has received and reviewed the disclosure documents provided to the Exchanging Warrantholder by the Issuer, and understands and has taken cognizance of all the risk factors related to the investment in the Exchange Shares acquired by the Exchanging Warrantholder.

(f)                                    No Registration.  The Exchanging Warrantholder understands that (i) the Exchange Shares have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or other applicable state or foreign securities laws, and (ii) no federal, state or foreign agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement of the Exchange Shares.

(g)                                 Restrictions on Resale.  The Exchanging Warrantholder is fully informed and aware of the circumstances under which the Exchange Shares must be held and the restrictions upon the resale of the Exchange Shares under the Act and applicable state and foreign securities laws.  The Exchanging Warrantholder understands that the Exchanging Warrantholder must bear the economic risk of this investment in the Exchange Shares for an indefinite period of time because (i) the Exchange Shares have not been registered under the Act and cannot be sold unless they are registered under the Act and any other applicable securities laws or unless an exemption from such registration is available, and (ii) the availability of an exemption may depend on factors over which the Exchanging Warrantholder has no control.  The Exchanging Warrantholder understands that unless so registered or exempt from registration the Exchange Shares may be required to be held for an indefinite period and that the reliance of the Issuer and others upon the exemptions from registration referred to herein is predicated in part upon this representation and warranty.

(h)                                 Registration or Offering of Issuer’s Securities.  The Exchanging Warrantholder acknowledges and agrees that Issuer shall have no obligation to register the Exchange Shares or otherwise conduct any offering of Issuer’s equity securities.

(i)                                     Due Diligence.  The Exchanging Warrantholder acknowledges and agrees that (i) the Exchanging Warrantholder has had an opportunity to ask questions of, and receive answers from, officers of the Issuer concerning the Issuer and its proposed business operations, and (ii) the Exchanging Warrantholder has had full access to the Issuer’s books and records to the extent requested and has had the opportunity to ask questions of and receive answers from the directors, managers and officers of the Issuer, and that to the extent asked, all such questions have been answered to the Exchanging Warrantholder’s full satisfaction and the Exchanging Warrantholder takes full responsibility for evaluating the adequacy of the answers received.

(j)                                     Non-reliance; Investment Risk.  The Exchanging Warrantholder acknowledges and agrees that: (i) except as expressly provided for in this Agreement, no representations or warranties have been made to the Exchanging Warrantholder by the Issuer, any manager, member, director, officer, agent, employee or affiliate of the Issuer, or any other person with respect to the Exchanging Warrantholder’s investment in the Exchange Shares; (ii) except for (a) this Agreement, (b) the Warrant Agreement, and (c) the Securityholders’ Agreement (but only if the Exchanging Warrantholder is a party thereto), there are no agreements, contracts, understandings or commitments between the Exchanging Warrantholder on the one hand and the Issuer, any manager, member, director, officer, agent, employee or affiliate of the Issuer on the other hand, with respect to the Exchanging Warrantholder’s investment in the Exchange Shares; (iii) in entering into this transaction, the Exchanging Warrantholder is not relying upon any information, other than that contained in this Agreement, the Warrant Agreement and the results of the Exchanging Warrantholder’s own independent investigation; (iv) the Exchanging Warrantholder’s financial situation is such that the Exchanging Warrantholder can afford to bear the economic risk of holding the Exchange Shares for an indefinite period of time, has adequate means for providing for the Exchanging Warrantholder’s current needs and personal contingencies, and can afford to suffer a complete loss of the Exchanging Warrantholder’s investment in the Exchange Shares; (v) the Exchange Shares are a speculative investment which involves a high degree of risk of loss of the Exchanging Warrantholder’s investment therein; and (vi) the Exchanging Warrantholder’s investment in the Exchange Shares is subject to dilution by the issuance of additional Issuer Shares or other equity securities by the Issuer, and the Exchanging Warrantholder is not entitled to any preemptive, tag-along, information or other minority investor rights with respect to the Exchange Shares, other than as expressly set forth in this Agreement or as otherwise provided under applicable law.

(k)                                  Opportunity to Seek Advice.  The Exchanging Warrantholder acknowledges that Faegre & Benson LLP and Stibbe N.V., each legal counsel to the Issuer, do not represent the Exchanging Warrantholder in connection with this Agreement and the Closing Documents, and the Exchanging Warrantholder has not relied to any extent on Faegre & Benson LLP or Stibbe N.V. in deciding to enter this Agreement or any other agreement.  The Exchanging Warrantholder has consulted with, or had ample opportunity to consult with, the Exchanging Warrantholder’s own legal, financial, accounting and tax counsel concerning the transactions contemplated in this Agreement and the Closing Documents.  The Exchanging Warrantholder has carefully reviewed this Agreement and the Closing Documents and understands them.

(l)                                     Dutch Notary.  The Exchanging Warrantholder is aware that the Dutch Notary is a civil law notary holding office with Stibbe N.V., a law firm acting as legal advisor to the Issuer. With reference to the provisions of the Code of Conduct (Verordening Beroeps- en Gedragsregels) of the Royal Notarial Regulatory Body (Koninklijke Notariële Beroepsorganisatie) the Exchanging Warrantholder acknowledges and agrees that Stibbe N.V. may assist and act on behalf of the Issuer in connection with this Agreement including any disputes arising in relation to this Agreement.

8.                                       Representations and Warranties of the Issuer.  The Issuer hereby represents and warrants to the Exchanging Warrantholders and to STAK, as of the date hereof:

(a)                                  Organization.  The Issuer is a company duly organized, validly existing and in good standing under the laws of the Netherlands.

(b)                                 Authority; Organization; Good Standing.  The Issuer has full corporate power and authority to execute and deliver this Agreement and the Issuer Power of Attorney, and to perform its obligations hereunder and thereunder.  The execution, delivery and performance of this Agreement and all other agreements and documents contemplated hereby has been duly authorized by the Issuer.  This Agreement and each of the Closing Documents required to be executed by the Issuer has been duly and validly executed and delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject, as to the enforcement of remedies, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors and general principles of equity.

(c)                                  Non-Contravention.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Issuer is subject, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Issuer is bound or to which any of its assets are subject, or (iii) result in the imposition or creation of a Lien upon or with respect to the Exchange Shares issued hereunder.    The Issuer does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated in this Agreement, including the Exchange Transactions.

9.                                       Representations and Warranties of STAK.  STAK hereby represents and warrants to the Exchanging Warrantholders (other than the Non-STAK Exchanging Warrantholders), and to the Issuer as of the date hereof:

(a)                                  Organization.  STAK is a foundation duly organized, validly existing and in good standing under the laws of the Netherlands.

(b)                                 Authority.  STAK has full corporate power and authority to execute and deliver this Agreement and the STAK Power of Attorney, and to perform its obligations hereunder and thereunder.  The execution, delivery and performance of this Agreement and all other agreements and documents contemplated hereby has been duly authorized by STAK.  This Agreement has been duly and validly executed and delivered by STAK and constitutes a legal, valid and binding obligation of STAK, enforceable against STAK in accordance with its terms, subject, as to the enforcement of remedies, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors and general principles of equity.

(c)                                  Non-Contravention.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which STAK is subject, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which STAK is bound or to which any of its assets are subject, or (iii) result in the imposition or creation of a Lien upon or with respect to the Depositary Receipts issued hereunder.  STAK does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated in this Agreement, including the Exchange Transactions.

10.                                 Limitations on Transfer.  Each Exchanging Warrantholder agrees not to sell, transfer, assign, pledge, encumber, exchange or otherwise dispose of all or any portion of its Exchange Shares (or corresponding Depositary Receipts) unless the board of managing directors of the Issuer approves such transfer and (i) a registration statement relating thereto has been duly filed and becomes effective under the Act and all applicable state or foreign securities laws, or (ii) such sale, assignment, transfer, offer, pledge or other disposition is exempt from the registration and prospectus delivery requirements of the Act and such laws (as evidenced by an opinion of counsel for the Exchanging Warrantholder reasonably satisfactory in form and substance to the Issuer) and, in the case of a transaction pursuant to this clause (ii), the Issuer will not, as a result of such sale, transfer, assignment, pledge, encumbrance, exchange or other disposition, be required to register its securities under the United States Securities Exchange Act of 1934, as amended.

11.                                 Survival of Representations, Warranties, Covenants and Agreements.  Each representation, warranty, covenant and agreement herein will survive the execution and delivery of this Agreement and the issuance of Exchange Shares (or corresponding Depositary Receipts) contemplated hereby and remain in full force and effect until all liability hereunder relating thereto is barred by all applicable statutes of limitation.  Each party hereto will indemnify and hold harmless each other party hereto from any liability, loss or expense (including, without limitation, reasonable attorneys’ fees) if such party has breached any representation, warranty, covenant or agreement hereunder.

12.                                 Miscellaneous

(a)                                  Other Agreements; Further Assurances.  Each party hereto acknowledges and agrees that upon execution of this Agreement, such party shall execute and deliver each other Closing Document required to be delivered hereunder by such party, or any other document reasonably necessary in the sole judgment of the Issuer to accomplish the transactions contemplated hereunder.  By execution of this Agreement, each Exchanging Warrantholder acknowledges that it has reviewed and understands the effect of this Agreement, including the transactions contemplated hereunder, and the Exchanging Warrantholder Power of Attorney and, if applicable, the Exchanging Warrantholder Authority Declaration, and that the Exchanging Warrantholder’s execution and delivery of these documents is a condition precedent to (i) the obligations of the Issuer to issue the Exchanging Warrantholder’s Exchange Shares pursuant to this Agreement, and (ii) the obligations of STAK to issue the Exchanging Warrantholder’s Depositary Receipts pursuant to this Agreement.

(b)                                 Assignment; Binding Effect.  Neither this Agreement nor any right or obligation hereunder will be assigned, delegated or otherwise transferred (by operation of law or otherwise) by any Exchanging Warrantholder without the prior written consent of the Issuer (which consent may be withheld in the Issuer’s sole discretion).  This Agreement will be binding on and inure to the benefit of the respective permitted successors and assigns of the parties hereto.  Any purported assignment, delegation or other transfer not permitted by this section is void.

(c)                                  Complete Agreement; Amendments; Non-Waiver.  The Closing Documents, the Warrant Agreement and, if applicable, the Securityholders’ Agreement, constitute the entire agreement between the parties hereto pertaining to the subject matter herein and except for the Warrant Agreement and, where applicable, the Securityholders’ Agreement, this Agreement supersedes any prior representations, warranties, covenants, agreements and understandings of the parties regarding such subject matter.  No supplement, modification or amendment hereof will be binding unless expressed as such and executed in writing by each party.  No waiver of any term hereof will be binding unless expressed as such in a document executed by the party making such waiver.  No waiver of any term hereof will be a waiver of any other term hereof, whether or not similar, nor will any such waiver be a continuing waiver beyond its stated terms.  Failure to enforce strict compliance with any term hereof will not operate as a waiver of, or estoppel with respect to, any existing or any subsequent failure to comply.

(d)                                 Governing Law.  This Agreement shall be construed and enforced in accordance with the substantive laws of the Netherlands without reference to principles of conflicts of law.

(e)                                  Counterparts; Several Obligations.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  To the extent that any Warrantholder does not execute this Agreement, this Agreement shall nonetheless be effective as a binding Agreement between the Issuer, on the one hand, and each Exchanging Warrantholder that executes this Agreement, on the other hand.  The obligations of each Exchanging Warrantholder under this Agreement are individual and several, not joint.

(f)                                    Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or the interpretation of this Agreement.

(g)                                 Interpretation; Severability.  The terms of this Agreement will, where possible, be interpreted and enforced so as to sustain their legality and enforceability, read as if they cover only the specific situation to which they are being applied and enforced to the fullest extent permissible under applicable law.  If any term of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced, then all other terms and provisions of this Agreement shall nevertheless remain in full force and effect, and such term automatically will be amended so that it is valid, legal and enforceable to the maximum extent permitted by applicable law, but as close to the parties’ original intent as possible.

(h)                                 No Right of Employment or Continued Employment.  Neither the issuance of the Exchange Shares nor anything contained in this Agreement shall give any individual Exchanging Warrantholder any right to employment or continued employment, as applicable, by the Issuer or any parent or subsidiary of the Issuer or to prohibit or restrict the Issuer or any parent or subsidiary of the Issuer from terminating the Exchanging Warrantholder’s employment (if applicable) at any time or for any reason whatsoever, with or without cause, notwithstanding the effect any such action may have on such Exchanging Warrantholder the Closing Documents or any Exchange Shares or Depositary Receipts issued under this Agreement.

(i)                                     Jurisdiction.  The competent court in Amsterdam, the Netherlands shall have exclusive jurisdiction to settle any dispute in connection with this Agreement without prejudice to the right of appeal and that of appeal to the Supreme Court

(j)                                     Parties in Interest; No Third-Party Beneficiaries.  Nothing in this Agreement (whether express or implied) will or is intended to confer any rights or remedies under or by reason of this Agreement on any person, except the Exchanging Warrantholders, the Issuer, STAK and their respective permitted successors and assigns.

(k)                                  Notices.  All notices, requests, demands, claims, and other communications hereunder shall be in writing, and shall only be deemed duly given (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one business day after being sent to the recipient by facsimile transmission, or (iv) four business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

if to the Issuer	Tornier B.V.,
Fred Roeskestraat 123
1076EE Amsterdam
The Netherlands
Attn:
Facsimile:

with a copy (not constituting notice)	Tornier, Inc. 7701 France Avenue South, Suite 600
Edina, MN 55435
Attn: Chief Executive Officer
Facsimile: (952) 426-7601

with a copy (not constituting notice)	Faegre & Benson LLP 2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Attn: Steven C. Kennedy
Facsimile: (612) 766-1600

if to STAK	Stichting Administratiekantoor Tornier
Fred Roeskestraat 123
1076EE Amsterdam
The Netherlands
Attn:
Facsimile:

if to an Exchanging Warrantholder	At the address set forth on the Exchanging Warrantholder’s signature page to this Agreement

(l)                                     Expenses.  Each party shall each bear its own costs and expenses (including legal, tax, financial and accounting advisor fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(m)                               Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any U.S. federal, state, local, or non-U.S. statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The word “including” shall mean including without limitation.  The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance.  If a party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

(n)                                 Incorporation of Exhibits and Schedules.  The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

* * *

[signatures follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ISSUER:

TORNIER B.V.

/s/ Guido F.X.M. Nieuwenhuizen
By:	Guido F.X.M. Nieuwenhuizen
Its:	Managing Director A

/s/ Ronald Arendsen
By:	Ronald Arendsen
Its:	Managing Director B

STAK:

STICHTING ADMINISTRATIEKANTOOR TORNIER

/s/ Douglas W. Kohrs
By:	Douglas W. Kohrs
Its:	Managing Director

/s/ Timothy J. Curt
By:	Timothy J. Curt
Its:	Managing Director

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

WARRANTHOLDER MAJORITY:

MEDTRONIC:

MEDTRONIC BAKKEN RESEARCH CENTER B.V.

/s/ F.W. Lindemans
By:	Mr. F.W. Lindemans
Its:	Managing Director

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Signature:	/s/ Douglas W. Kohrs

Name:	/s/ Douglas W. Kohrs
[please print your name]

Domicile:	Minnesota, USA
[please print your U.S. State or Country of residence]

Notice Address:
[please print]
78444 Shannon Dr.
Edina, MN 55439
Facsimile: 952-426-7601

with a copy that does not constitute notice to:

Attn:
Facsimile:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Company:	KCH Stockholm AB
[please print the name of the Exchanging Warrantholder]

Signature:	/s/ Carl-Henry Salomonsson

Name:	Carl-Henry Salomonsson
[please print your name]

Title:	Solicitor
[please print your title]

Domicile:	Sweden
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]
Box 606, 65113 Karlstad

Facsimile:

with a copy that does not constitute notice to:

Attn:
Facsimile:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Company:	Split Rock Partners, L.P.

[please print the name of the Exchanging Warrantholder]
By:	Split Rock Partners Management, LLC
Its:	General Partner

Signature:	/s/ Steven L.P. Schwen

Name:	Steven L.P. Schwen
[please print your name]

Title:	Chief Financial Officer
[please print your title]

Domicile:	Minnesota
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]
10400 Viking Drive
Suite 550
Eden Prairie, MN 55347
Facsimile: 952-995-7475

with a copy that does not constitute notice to:

Attn:
Facsimile:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Signature:	/s/ Diane M. Doty

Name:	Diane M. Doty
[please print your name]

Domicile:	Minnesota
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]
27860 Brynmawr Place
Shorewood, MN 55331
USA
Facsimile: None

with a copy that does not constitute notice to:
same address

Attn: Michael S. Doty
Facsimile: None

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Signature:	/s/ Ralph E. Barisano, Jr.

Name:	Ralph E. Barisano, Jr.
[please print your name]

Domicile:	Massachusetts
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]
29 Chicory Rd
Westford, MA 01886

Facsimile:

with a copy that does not constitute notice to:

Attn:
Facsimile:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Company: Medtronic Bakken Research Center B.V.
[please print the name of the Exchanging Warrantholder]

Signature:	/s/ F.W. Lindemans

Name:	Mr. F.W. Lindemans
[please print your name]

Title:	Managing Director
[please print your title]

Domicile:
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]

Facsimile:

with a copy that does not constitute notice to:

Attn:
Facsimile:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Company:	PJC Capital LLC
[please print the name of the Exchanging Warrantholder]

Signature:	/s/ Robert P. Rinek

Name:	Robert P. Rinek
[please print your name]

Title:	Co-President.Co-CEO
[please print your title]

Domicile:	Minnesota
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]
Robert P. Rinek
800 Nicollet Mall
Minneapolis, MN. 55402
Facsimile: 612-303-1068

with a copy that does not constitute notice to:
James M. Martin
800 Nicollet Mall
Minneapolis, MN 55402
Attn: James M. Martin
Facsimile: 612-303-1410

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Company:	PJC Merchant Banking Partners I, LLC
[please print the name of the Exchanging Warrantholder]

Signature:	/s/ Robert P. Rinek

Name:	Robert P. Rinek
[please print your name]

Title:	Co-CEO
[please print your title]

Domicile:	Minnesota
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]
Robert P. Rinek
800 Nicollet Mall
Minnesota, MN 55402
Facsimile: 612-303-1068

with a copy that does not constitute notice to:
800 Nicolett Mall
Minneapolis, MN 55402

Attn: James M. Martin
Facsimile: 612-303-1410

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Signature:	/s/ Richard F. Wallman

Name:	Richard F. Wallman
[please print your name]

Domicile:	Florida
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]
124 Deer Estates Lane
Ponte Vedra Beach, FL 32082

Facsimile:

with a copy that does not constitute notice to:

Attn:
Facsimile:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Signature:	/s/ Amy Wallman

Name:	Amy Wallman
[please print your name]

Domicile:	Florida
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]
124 Deer Estates Lane
Ponte Vedra Beach, FL 32082

Facsimile:

with a copy that does not constitute notice to:

Attn:
Facsimile:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Signature:	/s/ Kevin Lee Ohashi

Name:	Kevin Lee Ohashi
[please print your name]

Domicile:	Massachusetts
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]
60 Orchard Street
Jamaica Plain, MA 02130

Facsimile:

with a copy that does not constitute notice to:

Attn:
Facsimile:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

Signature:	/s/ Stephan Epinette

Name:	Stephan Epinette
[please print your name]

Domicile:	France
[please print your U.S. State or Country of organizational jurisdiction]

Notice Address:
[please print]
372 Chemin Du Robiat
63250 Poleymieux Au Mont D’or

Facsimile: +33976613508

with a copy that does not constitute notice to:

Attn:
Facsimile:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXCHANGING WARRANTHOLDER:

TMG HOLDINGS COÖPERATIEF U.A.

/s/ Sean D. Carney
By:	Sean D. Carney
Its:	Managing Director A

/s/ Guido F.X.M Nieuwenhuizen
By:	Guido F.X.M Nieuwenhuizen
Its:	Managing Director A

Domicile: The Netherlands

Notice Address:
1076 EE Amsterdan
Fred. Roeskestraat 123-I
The Netherlands
Facsimile:

with a copy that does not constitute notice to:

Attn:
Facsimile:

SCHEDULE 1

2009 WARRANTHOLDERS

Name	Warrants	Exchange Shares (*)
Medtronic Bakken Research Center B.V.	4,412,544	2,828,440
TMG Holdings Coöperatief U.A. (formerly held by Warburg Pincus)	2,672,332	1,712,964
PJC Capital LLC	794,258	509,119
PJC Merchant Banking Partners I, LLC	88,251	56,568
KCH Stockholm AB	572,438	366,932
Split Rock Partners, LP	126,413	81,030
Amy and Richard Wallman	62,014	39,750
Douglas Kohrs	61,537	39,445
Kevin Ohashi	13,118	8,408
Ralph Barisano Jr.	10,733	6,879
Stephan Epinette	7,155	4,586
Diane Doty	4,293	2,751
Total	8,825,086	5,656,872

(*) Exchange Shares = Warrants x Exchange Ratio, rounded down to the nearest whole number

* * *

EXHIBIT A

DEED OF ISSUE

ISSUE OF SHARES	BPB/6007622/10175692.uve
TORNIER B.V.	13-05-2010
2

Today,

, appeared before me,

Paul Hubertus Nicolaas Quist, civil-law notary in Amsterdam:

in the present matter acting as holder of a power of attorney of:

1.      the company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) Tornier B.V., having its seat in Amsterdam, its address at 1076 EE Amsterdam, Fred. Roeskestraat 123, filed at the Trade Register under number 34250781 and with number B.V. 1383148
(the ‘Issuer’);

2.      the cooperative (cooperatie), TMG Holdings Coöperatief U.A., having its seat in Amsterdam, its address at 1076 EE Amsterdam, Fred. Roeskestraat 123 and filed at the Trade Register under number 34252061

(‘TMG’);

3.      the company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) Medtronic Bakken Research Center B.V., having its seat in Maastricht, its address at 6229 GW Maastricht, Endepolsdomein 5 and filed at the Trade Register under number 14625522

(‘Medtronic’);

4.      the company formed and existing under the laws of Delaware, United States of America, PJC Capital LLC, having its address at MN 55402 Minneapolis, United States of America, 800 Nicollet Mall and filed at the Secretary of State of the State of Delaware under number 4309235

(‘PJC Capital’);

5.      the company incorporated and existing under the laws of Delaware, United States of America, PJC Merchant Banking Partners I, LLC, having its address at MN 55402 Minneapolis, United States

Execution Version

of America, 800 Nicollet Mall and filed at the Secretary of State of the State of Delaware under number 4521380

(‘PJC Merchant Banking’);

6.      the company incorporated and existing under the laws of Sweden (aktiebolag) KCH Stockholm AB, having its address at Hamilton Advokatbyrå Karlstad AB, Kungsgatan 2 A, Box 606, 651 13 Karlstad, Sweden, and filed at the Swedish Companies Registration Office under number 556702-1885

(‘KCH’);

7.      the limited partnership formed and existing under the laws of Delaware, United States of America, Split Rock Partners, L.P., having its address at MN 55344 Minneapolis, United States of America, 10400 Viking Drive, Suite 550 and filed at the Secretary of State of the State of Delaware under number 3813224

(‘Split Rock’);

8.      Douglas William Kohrs, residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Kohrs’);

9.      Diane Doty, residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Doty’);

10.    Stephan Epinette, residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Epinette’);

11.    Ralph Barisano Jr., residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Barisano’);

12.    Amy Wallman, residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Amy Wallman’);

13.    Richard Frederick Wallman, residing at [ ], born in [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Richard Wallman’); and

14.    Kevin Ohashi, residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Ohashi’)

(TMG, Medtronic, PJC Capital, PJC Merchant Banking, KCH, Split Rock, Kohrs, Doty, Epinette, Barisano, Amy Wallman, Richard Wallman and Ohashi are hereinafter jointly referred to as the ‘Warrantholders’).

Powers of attorney

The powers of attorney are evidenced by fourteen (14) private deeds.

The appearing person declared:

Whereas

(a)     The Issuer entered into that certain warrant agreement, dated the twenty-ninth of February two thousand and eight (the ‘Warrant Agreement’) with the Warrantholders with respect to rights to acquire ordinary shares in the capital of the Issuer (the ‘Warrants’), each with a par value of one cent (EUR 0.01).

(b)    On the [ ] of May two thousand and ten the Issuer entered into a warrant exchange agreement (the ‘Warrant Exchange Agreement’) with the Warrantholders pursuant to which each of the Warrantholders contributes and transfers the Warrants in exchange for shares in the share capital of the Issuer, calculated in accordance with the Warrant Exchange Agreement.

(c)     Resolution to issue shares

On the [ ] two thousand and ten the board of managing directors of the Issuer, authorised to do so in accordance with the provisions of the articles of association of the Issuer resolved among other things:

(i)            to issue such number of shares in the capital of the Issuer, each with a nominal value of one cent (EUR 0.01), at par to the Warrantholders calculated in accordance with the Warrant Exchange Agreement and under the obligation to fulfil the payment obligation in kind as further described below; and furthermore

(ii)           to appoint one of its members, Guido Fransicus Xaverius Maria Nieuwenhuizen, born in Amsterdam on the twenty-third of August nineteen hundred and sixty-three, to determine the exact number of shares in the capital of the Issuer to be issued to each of the Warrantholders, a copy of which resolution will be attached to this deed.

(d)    on the [*] two thousand and ten, the supervisory board approved, in accordance with article 4 paragraph 1 of the articles of association of the Issuer, the aforementioned resolutions of the management board of the Issuer , a copy of which resolution will be attached to this deed.

(e)     Pursuant to the power of attorney granted to him, G.F.X.M. Nieuwenhuizen, aforementioned, acting in his capacity of holder of power of attorney, determined and resolved on [*] two thousand and ten to issue to the Warrantholders a total of five million six hundred fifty-six thousand eight hundred seventy-two (5,656,872) shares in the capital of the Issuers, each with a nominal value of one cent (EUR 0.01) (the ‘Exchange Shares’) (the resolution of the management board of the Issuer to issue shares and the written resolution of G.F.X.M. Nieuwenhuizen hereinafter together to be referred to as the ‘Resolution’).

A copy of the aforementioned resolution of G.F.X.M. Nieuwenhuizen will be attached to this deed.

(f)     Method of payment

The Exchange Shares are to be paid up other than in cash, as further described below.

The Warrantholders and the Issuer have agreed that to enable the Warrantholders to fulfil their obligation to pay-up the Exchange Shares, the Warrantholders contributed eight million eight hundred twenty-five thousand eighty-six (8,825,086) Warrants.

(g)    Pre-emption right

Article 6 of the articles of association of the Issuer provides that upon issue of shares the shareholders will not have pre-emption rights to the shares issued.

It is hereby agreed and confirmed as follows

Issue of Exchange Shares

Article 1.

To implement the Resolution and the Warrant Exchange Agreement, the Issuer herewith issues the Exchange Shares to the Warrantholders under the obligation to pay up on the Exchange Shares in the method mentioned above, as follows:

•      one million seven hundred twelve thousand nine hundred sixty-four (1,712,964) shares to TMG (the ‘TMG Shares’).

TMG herewith accepts the TMG Shares under the obligation and terms referred to above.

•      two million eight hundred twenty-eight thousand four hundred forty (2,828,440) shares to Medtronic (the ‘Medtronic Shares’).

Medtronic herewith accepts the Medtronic Shares under the obligation and terms referred to above.

•      five hundred nine thousand one hundred nineteen (509,119) shares to PJC Capital (the ‘PJC Capital Shares’).

PJC Capital herewith accepts the PJC Capital Shares under the obligation and terms referred to above.

•      fifty-six thousand five hundred sixty-eight (56,568) shares to PJC Merchant Banking (the ‘PJC Merchant Banking Shares’).

PJC Merchant Banking herewith accepts the PJC Merchant Banking Shares under the obligation and terms referred to above.

•      three hundred sixty-six thousand nine hundred thirty-two (366,932) shares to KCH (the ‘KCH

Shares’).

KCH herewith accepts the KCH Shares under the obligation and terms referred to above.

•      eighty-one thousand thirty (81,030) shares to Split Rock (the ‘Split Rock Shares’).

Split Rock herewith accepts the Split Rock Shares under the obligation and terms referred to above.

•      thirty-nine thousand four hundred forty-five (39,445) shares to Kohrs (the ‘Kohrs Shares’).

Kohrs herewith accepts the Kohrs Shares under the obligation and terms referred to above.

•      two thousand seven hundred fifty-one (2,751) shares to Doty (the ‘Doty Shares’).

Doty herewith accepts the Doty Shares under the obligation and terms referred to above.

•      four thousand five hundred eighty-six (4,586) shares to Epinette (the ‘Epinette Shares’).

Epinette herewith accepts the Epinette Shares under the obligation and terms referred to above.

•      six thousand eight hundred seventy-nine (6,879) shares to Barisano (the ‘Barisano Shares’).

Barisano herewith accepts the Barisano Shares under the obligation and terms referred to above.

•      thirty-nine thousand seven hundred fifty (39,750) shares to Richard Wallman and Amy Wallman jointly (the ‘Wallman Shares’).

Wallman herewith accepts the Wallman Shares under the obligation and terms referred to above.

•      eight thousand four hundred eight (8,408) shares to Ohashi (the ‘Ohashi Shares’).

Ohashi herewith accepts the Ohashi Shares under the obligation and terms referred to above.

Payment

Article 2

•      To fulfil its payment obligation TMG transferred and contributed to the Issuer two million six hundred seventy-two thousand three hundred thirty-two (2,672,332) Warrants (the ‘TMG Contribution’).

•      To fulfil its payment obligation Medtronic transferred and contributed to the Issuer four million four hundred twelve thousand five hundred forty-four (4,412,544) Warrants (the ‘Medtronic Contribution’).

•      To fulfil its payment obligation PJC Capital transferred and contributed to the Issuer seven hundred ninety-four thousand two hundred fifty-eight (794,258) Warrants (the ‘PJC Capital Contribution’).

•      To fulfil its payment obligation PJC Merchant Banking transferred and contributed to the Issuer eighty-eight thousand two hundred fifty-one (88,251) Warrants (the ‘PJC Merchant Banking Contribution’).

•      To fulfil its payment obligation KCH transferred and contributed to the Issuer five hundred seventy-two thousand four hundred thirty-eight (572,438) Warrants (the ‘KCH Contribution’).

•      To fulfil its payment obligation Split Rock transferred and contributed to the Issuer one hundred twenty-six thousand four hundred thirteen (126,413) Warrants (the ‘Split Rock Contribution’).

•      To fulfil his payment obligation Kohrs transferred and contributed to the Issuer sixty-one thousand five hundred thirty-seven (61,537) Warrants (the ‘Kohrs Contribution’).

•      To fulfil her payment obligation Doty transferred and contributed to the Issuer four thousand two hundred ninety-three (4,293) Warrants (the ‘Doty Contribution’).

•      To fulfil his payment obligation Epinette transferred and contributed to the Issuer seven thousand one hundred fifty-five (7,155) Warrants (the ‘Epinette Contribution’).

•      To fulfil his payment obligation Barisano transferred and contributed to the Issuer ten thousand seven hundred thirty-three (10,733) Warrants (the ‘Barisano Contribution’).

•      To fulfil their payment obligation Richard Wallman and Amy Wallman acting jointly transferred and contributed to the Issuer sixty-two thousand fourteen (62,014) Warrants (the ‘Wallman Contribution’).

•      To fulfil his payment obligation Ohashi transferred and contributed to the Issuer thirteen thousand one hundred eighteen (13,118) Warrants (the ‘Ohashi Contribution’).

(the TMG Contribution, the Medtronic Contribution, the PJC Capital Contribution, the PJC Merchant Banking Contribution, the KCH Contribution, the Split Rock Contribution, the Kohrs Contribution, the Doty Contribution, the Epinette Contribution, the Barisano Contribution, the Wallman Contribution and the Ohashi Contribution hereinafter jointly to be referred to as the ‘Contribution’).

The Contribution is described in more detail in the description of what is to be contributed according to article 2:204b paragraph 1 Dutch Civil Code, attached to this deed (the ‘Description’).

The Description relates to the condition of the Contribution per the [*] two thousand and ten.

The Description is signed by all members of the managing directors of the Issuer.

An expert as defined in article 2:393 Dutch Civil Code has issued an opinion on the Description, as referred to in article 2:204b paragraph 2 Dutch Civil Code, stating that the value of the Contribution at least equals the amount of the payment obligation as referred to in the statement, being an amount of [*], which the Contribution needs to satisfy (the ‘Auditor’s opinion’).

To the extent the value of the Contribution exceeds the par value of the Shares, the surplus will be considered to be share premium (agio).

To the extent the actual value of the Contribution exceeds the value of the Contribution mentioned in the Description, the surplus will be considered share premium (agio).

Insofar further formalities need to be met to transfer the Contribution, the Warrant holders and the Issuer will undertake all necessary actions without delay to complete the transfer of the Contribution.

Approval of the transfer and acknowledgement

Article 3.

The board of managing directors of the Issuer and the Warrantholder Majority (as defined in the Warrant Agreement) have approved the transfer of the Warrants in accordance with clause 3.1 of the Warrant Agreement.

The Issuer hereby acknowledges the transfer of the Warrants.

Shareholders’ register

Article 4.

The Issuer declared to make the appropriate entry in the shareholders’ register concerning this issue.

Attached documents

Article 5.

Furthermore, to this deed will be attached:

•       the powers of attorney in connection with this deed;

•       the copy of the Warrant Exchange Agreement;

•       the Resolution;

•       the resolution of the supervisory board;

•       the Description; and

•       the Auditors’ opinion.

This deed was executed today in Amsterdam.

The substance of this deed was stated and explained to the appearing person.

The appearing person declared not to require a full reading of the deed, to have taken note of the contents of this deed and to consent to it.

Subsequently, this deed was read out in a limited form, and immediately thereafter signed by the appearing person and myself, civil-law notary, at

* * *

EXHIBIT B

DEED OF TRANSFER

TRANSFER OF SHARES
AND ISSUE OF DEPOSITARY RECEIPTS (CERTIFICATEN)
TORNIER B.V.

Today,

, appeared before me,

Paul Hubertus Nicolaas Quist, civil-law notary in Amsterdam:

in the present matter acting as holder of a written power of attorney of:

in the present matter acting as holder of a written power of attorney of:

15.    the company incorporated and existing under the laws of Delaware, United States of America, PJC Capital LLC, having its address at MN 55402 Minneapolis, United States of America, 800 Nicollet Mall and filed at the Secretary of State of the State of Delaware under number 4309235

(‘PJC Capital’);

16.    the company incorporated and existing under the laws of Delaware, United States of America, PJC Merchant Banking Partners I, LLC, having its address at MN 55402 Minneapolis, United States of America, 800 Nicollet Mall and filed at the Secretary of State of the State of Delaware under number 4521380

(‘PJC Merchant Banking’);

17.    Diane Doty, residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Doty’);

18.    Stephan Epinette, residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Epinette’);

19.    Ralph Barisano Jr., residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Barisano’);

20.    Amy Wallman, residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Amy Wallman’);

21.    Richard Frederick Wallman, residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Richard Wallman’);

22.    Kevin Ohashi, residing at [ ], born in [ ], on [ ], [married/registered partner/not married nor registered partner] and holder of an [ ] passport with number [ ]

(‘Ohashi’)

(PJC Capital, PJC Merchant Banking, Split Rock, Doty, Epinette, Barisano, Amy Wallman, Richard Wallman and Ohashi are hereinafter jointly referred to as the ‘Transferors’);

23.    the foundation (stichting) Stichting Administratiekantoor Tornier, having its seat in Amsterdam, its address at 1076 EE Amsterdam, Fred. Roeskestraat 123 and filed in the Trade Register under number 34298214

(the ‘Foundation’);

24.    the company with limited liability (besloten vennootschap met beperkte aansprakelijkheid)  Tornier B.V., having its seat in Amsterdam, its address at 1076 EE Amsterdam, Fred. Roeskestraat 123, filed at the Trade Register under number 34250781 and with number B.V. 1383148

(the ‘Company’).

Powers of attorney

The powers of attorney are evidenced by eleven (11) private deeds, which will be attached to this deed.

The appearing person declared:

Whereas:

(h)    On the [ ] of May two thousand and ten the Company entered into a warrant exchange agreement (the ‘Warrant Exchange Agreement’) with the Transferors pursuant to which the Transferors contributed and transferred warrants to the Company in exchange for shares in the share capital of the Company. Pursuant to the Warrant Exchange Agreement, the Transferors agreed to transfer these shares to the Foundation against the issue of corresponding depositary receipts.

(i)      The Transferors acquired six hundred twenty-eight thousand sixty-one (628,061) shares in the Company, each with a par value of one cent (EUR 0.01) (the “Shares”) by issue by deed executed on the date of this deed before Paul Hubertus Nicolaas Quist, civil-law notary in Amsterdam, as follows

•        five hundred nine thousand one hundred nineteen (509,119) shares by PJC Capital;

•        fifty-six thousand five hundred sixty-eight (56,568) shares by PJC Merchant Banking;

•        two thousand seven hundred fifty-one (2,751) shares by Doty;

•        four thousand five hundred eighty-six (4,586) shares by Epinette;

•        six thousand eight hundred seventy-nine (6,879) shares by Barisano;

•        thirty-nine thousand seven hundred fifty (39,750) shares by Richard Wallman and Amy Wallman acting jointly; and

•        eight thousand four hundred eight (8,408) shares by Ohashi.

It is hereby agreed and confirmed as follows

Transfer of shares for which depositary receipts (certificaten) are to be issued

Article 4.

Pursuant to the Warrant Exchange Agreement the Transferors hereby transfer to the Foundation and the Foundation accepts the Shares of the Transferors, in exchange for assignment of depositary receipts by the Foundation, of which depositary receipts the classification, the numbers and the nominal value are identical to those of the Shares.

Assignment of depositary receipts (certificaten)

Article 5.

Hereby the Foundation assigns depositary receipts as follows:

five hundred nine thousand one hundred nineteen (509,119) depositary receipts to PJC Capital;

(j)      fifty-six thousand five hundred sixty-eight (56,568) depositary receipts to PJC Merchant Banking;

(k)     two thousand seven hundred fifty-one (2,751) depositary receipts to Doty;

(l)      four thousand five hundred eighty-six (4,586) depositary receipts to Epinette;

(m)    six thousand eight hundred seventy-nine (6,879) depositary receipts to Barisano;

(n)    thirty-nine thousand seven hundred fifty (39,750) depositary receipts to Richard Wallman and Amy Wallman jointly; and

(o)    eight thousand four hundred eight (8,408) depositary receipts to Ohashi.

The Transferors hereby accept the depositary receipts for the Shares described above.

Trust Conditions

Article 6.

The current assignment of depositary receipts for the Shares occurs under the terms and conditions as laid down in the notarial deed establishing the trust conditions executed on [*] before Paul Hubertus Nicolaas Quist, civil-law notary in Amsterdam, a copy of which is attached to this deed.

The Transferors declare that they have received a copy of the prevailing trust conditions of the Foundation and that they have taken note of the contents thereof and that they consent thereto.

The Foundation and the Transferors acknowledge that the trust conditions constitute an integral part of the agreement concerning the issue of depositary receipts.

The Transferors acknowledges that the assignment of the depositary receipts has been done without the concurrence of the Company and hereby waive any right conferred to them by law in the event that it should be established nonetheless that such took place with the Company’s concurrence.

Provision restricting the free transferability of shares

Article 7.

The board of managing directors of the Company has resolved on the [*] two thousand and ten outside a formal meeting to grant its approval required by the articles of association for the present transfer.

Acknowledgement

Article 8.

The Company declared that it acknowledges the transfer of the Shares and that it will make the appropriate entry in the shareholders’ register.

Register of the holders of depositary receipts (certificaathoudersregister)

Article 9.

The Foundation declared that it will make an appropriate entry of the issue of depositary receipts for shares in the register of the Holders of depositary receipts.

Attached documents

Article 10.

Furthermore, to this deed will be attached:

•                      the powers of attorney in connection with this deed;

•                      the copy of the Warrant Exchange Agreement;

•                      the Management Board resolution evidencing the decisions indicated in this deed;

This deed was executed today in Amsterdam.

The substance of this deed was stated and explained to the appearing person.

The appearing person declared not to require a full reading of the deed, to have taken note of the contents of this deed and to consent to it.

Subsequently, this deed was read out in a limited form, and immediately thereafter signed by the appearing person and myself, civil-law notary, at

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EXHIBIT C

FORM OF EXCHANGING WARRANTHOLDER POWER OF ATTORNEY

Power of Attorney

May,      2010

THE UNDERSIGNED:

[For Non-individual Warrantholders]

                                                                       a company incorporated and existing under the laws of                                   , having its registered address at                                                                                 , which is validly being represented by:

first name(s):

surname:

date of birth:
(day, month and year)

place of birth:
(city, state/province, country)

[For Individual Warrantholders]

first name(s):

surname:

date of birth:
(day, month and year)

place of birth:
(city, state/province, country)

married/not married (please strike out which is not applicable)

passport with number:

nationality:

[For All Warrantholders]

WHEREAS:

The undersigned wishes to contribute and transfer all of its Rights and Warrants (as defined in the Warrant Exchange Agreement) to Tornier B.V. a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands (the “Issuer”) in exchange for a number of shares in the Issuer (the “Exchange Shares”) calculated in accordance with the warrant exchange agreement (the “Warrant Exchange Agreement”) entered into by the undersigned, the Issuer, and the Stichting Adminstratiekantoor Tornier, a foundation organized under the laws of the Netherlands (“STAK”).

[For Warrantholders who will transfer their shares to STAK]

Immediately after the undersigned acquires the Exchange Shares, it wishes to transfer the Exchange Shares to the STAK against the issue of corresponding depositary receipts for those Exchange Shares.

[For all Warrantholders except as indicated]

DECLARES:

to grant a power of attorney to each civil-law notary, prospective civil-law notary and notarial paralegal, of Stibbe N.V. in Amsterdam to:

(A)                             cooperate on behalf of the undersigned to execute the notarial deed of issue of the Exchange Shares, in accordance with the form attached to the Warrant Exchange Agreement as Exhibit A;

(B)                               [For Warrantholders who will transfer their shares to STAK] cooperate on behalf of the undersigned to execute the notarial deed of transfer of the Exchange Shares to the STAK in exchange for the same number of corresponding depositary receipts in accordance with the form attached to the Warrant Exchange Agreement as Exhibit B;

(C)                               to undertake all other acts the holder of this power of attorney deems necessary in relation with the present issue [and transfer] [for Warrantholders who will transfer their shares to STAK] of the Exchange Shares,

[For all Warrantholders]

CONDITIONS:

(p)                                The holder of this power of attorney is authorised to grant this power of attorney to another person.

(q)                                The undersigned shall not make any claim against the holder of the power of attorney in respect of any act that is done by the holder of the power of attorney in such capacity under and according to this power of attorney.

(r)                                   The undersigned shall indemnify and hold the holder of the power of attorney harmless against any claims, actions or proceedings made against the holder of the power of attorney and against any damages, costs and expenses that the holder of the power of attorney may suffer or incur as a result of or in connection with any act that is done by the holder of the power of attorney in such capacity and under and according to this power of attorney.

(s)                                 The undersigned declares that this power of attorney also applies in situations where the holder of the power of attorney also acts as a counterparty of the undersigned or as a representative of a counterparty of the undersigned (Selbsteintritt).

(t)                                   This power of attorney is being granted and being irrevocable for a period of six months from the date hereof after which time it shall cease to exist.

(u)                                This power of attorney is being governed by and to be construed in accordance with the laws of the Netherlands.

This power of attorney has been signed on the date first above written.

[For Individual Warrantholders]		[[For Non-individual Warrantholders]

By:		By:
	(print name)		(print name)

Title:

Please have this power of attorney legalized or, for U.S. domiciled Warrantholders, notarized by a notary public as follows:

STATE OF	)
) ss.
COUNTY OF	)

[For Individual Warrantholders] within and for this state and county above

On this          day of                             , 2010, before me, a Notary Public within and for this state and county above, personally appeared                                              [name], to me known to be the person described in and who executed the foregoing Power of Attorney and acknowledged that he executed the same at his free act and deed and did dispose on oath before me that he is of the age of majority.

[For Non-individual Warrantholders]

On this          day of                             , 2010, before me, a Notary Public within and for this state and county above appeared                                                    [name], to me personally known, who, being by me duly sworn, did say that he is the                                                                        [title] of                                                                          [company name], a                                      [state or country]                                                                        [corporate entity] (the “Company”), and that the foregoing Power of Attorney was signed on behalf of the Company, by authority of its                                              [Board of Directors etc.] and said                                                      [title] acknowledged said instrument to be the free act and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand affixed my official seal in the County and State aforesaid, and the day and year first above written.

Notary Public

My Commission Expires:

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EXHIBIT D

FORM OF EXCHANGING WARRANTHOLDER AUTHORITY DECLARATION

[Letterhead]

[May         , 2010]

Stibbe N.V.
Stibbetoren
Strawinskylaan 2001
1077 ZZ  Amsterdam
The Netherlands
Attn: Paul Quist, Civil Law Notary

Re:          Issuance of shares by Tornier B.V.

Dear Mr. Quist:

I am an attorney admitted to practice under the laws of [the state of               , United States of America].  In connection with the issue of shares by the company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) Tornier B.V., I hereby confirm that:

1.             [Name of entity Exchanging Warrantholder], having its address at [address, city, state, zip code, United States of America] (the “Company”), is a [corporation/limited liability company/limited partnership] duly organized and validly existing under the laws of [the state of               , United States of America]; and

2.             the Power of Attorney, of which a photocopy is attached hereto, has been signed by [name of signing officer of the Company], the Company’s [title], who is duly authorized to sign such Power of Attorney on behalf of the Company.

Sincerely

[Name of Attorney]

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